                       OPPENHEIMER MONEY FUND/VA
                 Supplement dated June 24, 2008 to the
                    Prospectus dated April 29, 2008

Effective June 26, 2008, the Prospectus of Oppenheimer Money Fund/VA dated April
29, 2008 is revised as follows:

The section titled  "Portfolio  Managers" on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Carol E. Wolf who is primarily responsible for the day-to-day management of the
      Fund's investments.

      Ms. Wolf has been a Vice President and a portfolio manager of the
      Fund since July 1998. She has been a Senior Vice President of the
      Manager since September 2000 and of Harbour View Asset Management
      Corporation since June 2003. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

      The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Fund shares.

June 24, 2008                                         PS0660.001